Exhibit 99.1

Bank of America Merrill Lynch 2014 Health Care Conference May 14, 2014 Note: Financial information in this presentation is from the company’s FY14 third-quarter earnings release and conference call (5/12/14).

Forward-looking statements—Certain statements made in this presentation, including those related to Premier’s financial and business outlook, growth strategies and targets, cross-sell opportunities and financial guidance and related assumptions, are “forward-looking statements.” Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the actual results of Premier to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements. Accordingly, readers should not place undue reliance on any forward-looking statements. Readers are urged to consider statements in the conditional or future tenses or that include terms such as “believes,” “belief,” “expects,” “estimates,” “intends,” “anticipates” or “plans” to be uncertain and forward-looking. Forward-looking statements may include comments regarding Premier’s beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside Premier’s control. More information on potential risks and other factors that could affect Premier’s financial results is included, and updated, from time to time, in Premier’s periodic and current filings with the SEC, as well as those discussed in Premier’s IPO Prospectus filed with the SEC and available on Premier’s website. Forward-looking statements speak only as of the date they are made. Premier undertakes no obligation to publicly update or revise any forward-looking statements. Non-GAAP financial measures—This presentation includes certain “non-GAAP financial measures” as defined in Regulation G under the Securities Exchange Act of 1934. Schedules are attached that reconcile the non-GAAP financial measures included in the following presentation to the most directly comparable financial measures calculated and presented in accordance with Generally Accepted Accounting Principles in the United States. Premier’s earnings release for the quarter ended March 31, 2014, dated May 12, 2014, as well as its Form 10-Q for the quarter ended March 31, 2014, filed with the SEC on May 13, 2014, provide further explanation and disclosure regarding Premier’s use of non-GAAP financial measures and should be read in conjunction with this presentation. Forward-looking statements and Non-GAAP financial measures

Transforming Healthcare FROM THE INSIDE

Implications for healthcare systems, PREMIER STRATEGY Member and industry needs Member co-innovation Intelligent and predictive analytics drive continuous improvement from the inside Visibility to cost and quality opportunities Vertical integration of supply chain Early leader in population health management Scale through shared infrastructure Premier strategic differentiation Total cost reduction Quality improvement across the continuum Evolving delivery and payment models Actionable data and information

Unique customer alignment Data-driven, technology enabled Diversified growth engine Compelling financial profile Transforming healthcare FROM THE INSIDE

Member model DRIVES INNOVATION AND GROWTH SCALE Represent 59% of U.S. community hospitals Approximately $41 billion in supply chain spend Manage ~1,900 contracts from ~1,100 suppliers 2.5 million real-time clinical transactions daily Data repository which encompasses 1 in 4 U.S. hospital discharges ALIGNMENT Members own ~78% of equity 10 health system board members Embedded field force COMMITMENT Member average tenure ~14 years with over 70% at more than 10 years 86% surveyed over the last three years view Premier as strategic partner or organizational extension CO-INNOVATION Co-develop solutions with members Committees composed of ~180 member hospitals ~920 hospitals in collaboratives Data Alliance Collaborative

INTEGRATED SOLUTIONS to complex challenges

	Supply Chain Services	Performance Services
Solutions	• Group purchasing • Specialty pharmacy • Direct sourcing • Capital planning	• SaaS analytic products in cost, quality, safety and population health • Enterprise data analytics platform–clinical and operational • Collaboratives • Advisory services

Attributes	• Leading healthcare supply chain company
	  • ~2,100 acute care hospitals use product or service
	  • Significant alternate site growth
	  • Vertical integration
	  • Uniquely advantaged by data access and collaboratives
		• Leading healthcare informatics company
		  • ~1,900 hospitals use product or service
		  • 44% of purchases by non-GPO customers

Single Platform

Unified sales/field

PREMIER CONNECT™

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Note: Data as of March 31, 2014.

DATA-driven, TECHNOLOGY-enabled

Changing the game in supply chain Supply Chain Services: Strategic initiatives & offerings

Performance Services: Strategic initiatives & offerings Becoming the backbone of cost, quality & safety and population health Healthcare System Cost & Quality Addressing evolving payment and delivery models Support population health management QUEST / PfP / ASCENd PACT / Bundled Payment PACT / DAC Total cost management Bundled payment Data management Medicare Breakeven advisory services Analytics support Episode development Care coordination Automated care management High risk population management advisory services Total Quality management Harm & mortality advisory services Patient experience Ambulatory data expansion Patient engagement patient outreach Risk stratification Claims analytics Claims data management

CURRENT USERS* Expanding depth of data-based analytics ~1,100 hospitals ~870 hospitals ~780 hospitals ~320 hospitals 6 charter systems BILLING PURCHASING CLAIMS CLINICAL FINANCIAL ANY DATA USERS AT 6/30/2013 Introduced post IPO** ~1,135 hospitals ~1,100 hospitals ~1,190 hospitals & facilities ~353 hospitals 3% 26% 53% 10% *Installed and under contract as of 4/30/2014; ** IPO completed on 10/1/2013. ~80 members 40% ~112 members (400 hospitals)

Measurable and scalable IMPACT through COLLABORATIVES


Cost of Care
Evidence-based Care
Mortality
QUEST
Harm
Patient Experience
Readmissions

~350 U.S. hospital members

~136,000 deaths avoided

~$11.6 billion saved

~41,000 readmissions prevented

~18,000 instances of harm prevented

Approximately 920 U.S. hospital members participate in at least one of our performance improvement collaboratives

Source: Premier QUEST participant performance data as of 2/13/2014
Note: Deaths avoided and dollars saved over the first 5.5 years of the program; instances of harm measured over the past 3.5 years; readmissions prevented measured over the past 2.5 years

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MARKET Industry leader in driving POPULATION HEALTH solutions NEEDS SOLUTIONS Technology Collaboratives Consulting Full risk Bundled payments Fee for service Clinical integration Network management Segment population Identify care gaps Stratify risks Engage patients Manage care Measure outcomes

DIVERSIFIED growth engine

Expanding supply chain solutions Steady GPO growth “Other” Upside Performance Services Supply Chain Services Alternate site expansion Top Priority Strategic Initiatives Supply expense improvement Non-acute expansion Supply chain analytics and e-Marketplace Member penetration performance services New product development Pursue selected M&A and partnership opportunities Strong distribution channel Desired partner/ capability Top Priority Strategic Initiatives Cost/quality improvement technology and services Enterprise data warehousing Population health expansion Multiple levers drive long-term SUSTAINABLE GROWTH TARGETS

SIGNIFICANT cross-sell opportunities If all members use all Premier solutions – supply chain, applications, collaboratives, advisory services Significant revenue opportunity Members using supply chain services Members using both supply chain and at least one performance services product or service Members using performance services products and services 1,057 1,053 841 2,110 total 1,894 total Note: Numbers are as of March 31, 2014. 2,951 acute members

MEMBER-DRIVEN co-development engine Organic Acquisitions Partnerships Premier platform enables rapid deployment of new solutions (2011) (2010) CareScience (2007) (2013) (2013) (2014)

Attractive opportunities for CAPITAL DEPLOYMENT Performance Services Supply Chain Services Performance Services Diverse and growing end markets to accelerate Premier’s growth Supply Chain

LONG-TERM, COMMITTED member value Single offering Multiple offerings Recent multiple offerings members FULLY ENGAGED GPO only CASE STUDY ~$393M value to member ~$23M FY13 revenue to Premier

Doctor’s Hospital at Renaissance – Edinburg, TX Goes ‘all-in’ with 16 technology, consulting, collaborative solutions Carolinas Healthcare System – Charlotte, NC Goes ‘all-in’ with expansion of SafetyAdvisor and OperationsAdvisor Ambulatory Integrated approach attracts ALL-IN ENGAGEMENTS Riverside – Newport News, VA Goes ‘all-in’ with technology, consulting, collaborative solutions Princeton Healthcare System – Princeton, NJ New member goes ‘all-in’ with Performance Services solutions and Supply Chain Services, including outsourced supply chain leadership

COMPELLING financial profile

 Well-positioned for FY2015 Third-quarter 2014 highlights1 Double-digit revenue and adjusted EBITDA growth Strong cash flow continues Multiple business channels drive growth Actively pursuing capital deployment opportunities Outstanding quarter results (1) Comparisons are pro forma. See Adjusted EBITDA, Segment Adjusted EBITDA and Adjusted Fully Distributed Net Income reconciliations to GAAP equivalents in Appendix; pro forma reflects the impact of the company’s reorganization and initial public offering

10% 24% Third-quarter consolidated and segment highlights1 Consolidated Net revenue (millions) Supply Chain Services Net revenue (millions) Performance Services Net revenue (millions) Adjusted EBITDA (millions) Adjusted EBITDA (millions) Adjusted EBITDA (millions) 17% 13% 16% 13% (1) See Adjusted EBITDA and Segment Adjusted EBITDA reconciliations to GAAP equivalents in Appendix; comparisons between third-quarter financial results ended March 31,2014, and year-ago pro forma results have been adjusted to reflect the impact of the company’s reorganization and initial public offering.

Nine-month cash position and cash flow at March 31, 2014 Cash, cash equivalents and marketable securities of $507.3M Capital expenditures of $39.8M for 9 months, up 43% YOY primarily due to increase in projects under development Cash flow from operations of $285.9M increased 9% from last year No debt

Updated fiscal 2014 guidance1 1As of fiscal 2014 third-quarter conference call, 05/12/2014. For non-GAAP measures, see reconciliations to GAAP equivalents in Appendix. Pro forma guidance measures are “forward-looking statements.” For information regarding the use and limitations of non-GAAP financial measures and forward-looking statements, see “Forward-looking statements and Non-GAAP financial measures” at the front of this presentation. Premier, Inc. updates full-year fiscal 2014 financial guidance: (in millions, except per share data) Updated Previous FY 2014 YoY Change FY2014 Pro Forma Net Revenue: Supply Chain Services segment $628 - $635 12% - 14% $614 - $631 Performance Services segment $231 - $234 13% - 14% $231 - $238 Total Pro Forma Net Revenue $859 - $869 12% - 14% $845 - $869 Non-GAAP pro forma adjusted EBITDA $342 - $350 9 - 11% $335 - $355 Non-GAAP pro forma adjusted fully distributed EPS $1.23 - $1.27 NA* $1.20 - 1.29 * Not applicable

Fiscal 2014 guidance assumptions Steady growth in Supply Chain Services driven by: growth of direct sourcing / specialty pharmacy growth in net administrative fees revenue new member conversion increase in existing acute and alternate site member GPO penetration Continued growth in Performance Services driven by demand for: SaaS-based products advisory services collaboratives

Appendix 26

Our business at a glance1 GPO Specialty pharmacy Direct sourcing SaaS informatics products Performance improvement collaboratives Advisory services Data management/ warehousing Supply Chain Performance Services Business Revenue Drivers FY 11-13 CAGR Fiscal 2014 Pro Forma Guidance2 Net Revenue 13% Segment Adjusted EBITDA 8% Net Revenue 14% Segment Adjusted EBITDA 22% Net Revenue 13% Adjusted EBITDA 10% Net Revenue 12% - 14% Net Revenue 13% - 14% Net Revenue 12% - 14% Adjusted EBITDA 9% - 11% Consolidated Administrative fees paid by suppliers Drug reimbursement Fee for service Product sales of contract manufactured items SaaS subscriptions Fee-for-service Fee-for-service SaaS subscriptions SaaS subscriptions Significant stickiness Strong visibility across diverse revenue streams 1 See Adjusted EBITDA reconciliation to GAAP equivalent in this Appendix. 2As of fiscal 2014 third-quarter conference call, 5/12/14. Pro forma guidance measures are “forward-looking statements.” For information regarding the use and limitations of such statements, see “Forward-looking statements and Non-GAAP financial measures” above.

Our leadership team

Susan DeVore, President and **CEO**
10 years Premier; 25 years Healthcare
Cap Gemini Ernst & Young



Mike Alkire, **COO**
10 years Premier; 12 years Healthcare, 16 years IT & Supply Chain
Cap Gemini Ernst & Young



Craig McKasson, **CFO**
16 years Premier; 20 years Healthcare
Ernst & Young



Durral Gilbert, **President, Supply Chain Services**
7 years Premier; 7 years Healthcare
BDS Management, Wachovia Securities



Jeff Lemkin, **General Counsel**
3 years Premier; 40+ years Healthcare
McDermott Will & Emery



Wes Champion, **SVP, Performance Partners**
6 years Premier; 22 years Healthcare
Cap Gemini Ernst & Young, Accenture



Terry Linn, **SVP Strategy**
3 years Premier; 30+ years Healthcare
Ernst & Young, American Medical International, Charter Medical



Keith Figlioli, **SVP, Informatics**
4 years Premier; 10 years HIT, 20 years Technology
Eclipsys (acquired by Allscripts)



Kelli Price, **SVP People**
13 years Premier; 15 years Healthcare
Malcolm Baldrige National Quality Award



Andy Brailo, **SVP, Member Field Services**
12 years Premier; 20 years Healthcare
Medibuy, Bard



Blair Childs, **SVP Advocacy**
6 years Premier; 25 years Healthcare
AdvaMed



Gary Long, **SVP, Chief of Sales**
<1 year Premier; 20 years Healthcare
McKesson



Richard Bankowitz, **CMO/Chief Scientist**
6 years Premier; 25 years Healthcare
CareScience, University HealthSystem Consortium



Chip Cater, **SVP, Chief Marketing Officer**
<1 year Premier; 26 years Sales & Marketing
Thomson Reuters



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Supply Chain Services at a glance Leadership position Integrated solutions differentiate supply chain New wins driving growth in “core” Solid and growing alternate site presence Strong historical growth with multiple growth drivers ~$41B of purchasing volume – one of the leading acute care GPOs and supply chain platforms GPO utilization by approximately 2,100 hospitals, representing 42% of U.S. community hospitals Supply chain is part of total cost management solution Leverage data and collaboratives to identify and implement supply chain savings Solid net new purchasing volume growth Attractive year-over-year purchasing volume growth Own 50% of Innovatix, a leading alternate site GPO Hospital members diversifying into alternate care settings FY2011-2013 Segment Adjusted EBITDA CAGR of 8%1 Direct sourcing and specialty pharmacy drive revenue opportunities Multiple opportunities to achieve contract penetration Attractive returns on new wins; scalable platform 1 See Adjusted EBITDA reconciliation to GAAP equivalent in this Appendix

Performance Services at a glance

Leadership	~1,900 hospitals use Performance Services ~920 hospitals participate in our performance collaboratives
Integrated into member workflow	Premier quality applications are used by ~1,100 U.S. hospitals OperationsAdvisor® is used by ~1,190 U.S. hospitals & facilities SafetyAdvisor® is used by ~350 U.S. hospitals
Driving measurable outcomes	QUEST® helped members save ~$11.6 billion and helped members avoid ~136,000 deaths since its inception in 2008
Expanding presence in population health and data management	PCE Data Alliance Collaborative driving data aggregation and management Multiple products in population health, experiencing strong adoption
Strong historical growth with multiple growth drivers	FY2011-2013 Segment Adjusted EBITDA CAGR of 22%[1] Enterprise platform facilitates rapid introduction of new products Multiple acquisition opportunities

[1] See Adjusted EBITDA reconciliation to GAAP equivalent in this Appendix

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Problem: A QualityAdvisor clinical opportunity assessment noted that the 308 bed urban hospital was not performing as well as expected in the care of sepsis patients. Solution: Assemble a multi-disciplinary Sepsis task force led by a Premier Clinical Performance Partner (CPP) Develop a sepsis protocol for ED, a sepsis RRT program, a severe sepsis order set, a nursing screening tool for triaging patients (that later was developed into an auto screening tool pulling data from the EMR), Success: Significant improvement in clinical outcomes. Sepsis mortality O/E dropped from 1.20 to 0.70 (a 42% decrease). Readmissions O/E dropped from 1.0 to 0.80 (a 20% decrease) Severe complications decreased by 40%. Additionally, 40% decrease in hospital acquired sepsis and overall increase in Sepsis Bundle compliance Performance Services case study: Reducing sepsis mortality

Problem: Staff at a Level 1 Trauma Center with 4,000 ICU admissions annually were using several disparate systems to monitor and maintain ICU quality measures. Solution: Collaboration between a Premier Clinical Partner and hospital to develop a system of metrics in QualityAdvisor to report on ICU parameters for the medical director to use to manage patient outcomes. Success: ICU LOS decreased by 0.5 days Average hours on ventilator decreased by 20 hours per patient Complication O/E decreased by 20% Average cost of ICU care per patient decreased by over $700 Performance Services case study: Decreasing ICU cost of care & improving quality

Performance Services Contracting Scenarios

	Small ($50K to $250K AAV)	Medium ($250K to $1M AAV)	Large ($1M+ AAV)
Operations Advisor annual subscription	✓		
Quest Collaborative participation fee	✓		
Quality Advisor annual subscription		✓	
Labor program (consulting and product)		✓	
PremierConnect Enterprise annual subscription			✓
Medicare Breakeven (consulting and product)			✓

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Performance Services Pricing Drivers

	Small ($50K to $250K AAV)	Medium ($250K to $1M AAV)	Large ($1M+ AAV)
Operations Advisor annual subscription	# of hospitals & ambulatory locations, discharge & patient visit volume		
Quest Collaborative participation fee	Fee per hospital depending on data sources & availability		
Quality Advisory annual subscription		# of hospitals & discharge volume, inclusion (or not) of regulatory reporting	
Labor program (consulting and product)		# of hospitals & ambulatory locations, discharge & patient visit volume. # of departments/locations evaluating	
PremierConnect Enterprise annual subscription			# of data sources, variation in use cases, data size (storage), number of users
Medicare Breakeven (consulting and product)			Data availability, # of hospitals/locations, area's to evaluate (supply chain, clinical, operational)

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Fiscal 2013 Non-GAAP reconciliations (a) Represents interest income, net and realized gains and losses on our marketable securities (b) Represents legal, accounting and other expenses directly related to the Reorganization and this offering (c) Represents loss on disposal of property and equipment (d) Corporate consists of general and administrative corporate expenses that are not specific to either of our segments (e) Reflects the elimination of the noncontrolling interest in Premier LP as if all member owners of Premier LP had fully exchanged their Class B common units for shares of Class A common stock (f) Reflects income tax expense at an estimated effective income tax rate of 41% of income before income taxes assuming the conversion of all Class B units into shares of Class A common stock and the tax impact of excluding strategic and financial restructuring expenses ($ millions, FYE 6/30) FY2013A Adjusted Fully Distributed Net Income Reconciliation Pro Forma Net Income Attributable to PHSI $33.2 Add: Income Tax Expense 29.6 Add: Strategic and Financial Restructuring Expenses (b) 5.2 Add: Pro Forma Net Income Attributable to Premier LP (e) 218.5 Pro Forma Fully Distributed Income Before Income Taxes $286.4 (116.8) Pro Forma Adjusted Fully Distributed Net Income $169.6 Adjusted for: Income tax expense on pro forma fully distributed income before income taxes (f)

Fiscal 2014 third-quarter non-GAAP reconciliations Three Months Ended March 31, Nine Months Ended March 31, (Unaudited, in thousands) 2014* 2013 2014 2013 Reconciliation of Pro Forma Net Revenue to Net Revenue: Pro Forma Net Revenue $ 225,598 $ 194,125 $ 633,820 $ 563,340 Pro forma adjustment for revenue share post-IPO — 29,573 41,263 65,349 Net Revenue $ 225,598 $ 223,698 $ 675,083 $ 628,689 Reconciliation of Pro Forma Adjusted EBITDA and Segment Adjusted EBITDA to Net Income and Operating Income: Net income $ 101,980 $ 101,142 $ 265,985 $ 271,590 Pro forma adjustment for revenue share post-IPO — (29,573) (41,263) (65,349) Interest and investment income, net (400) (281) (641) (599) Income tax expense 9,413 1,255 24,461 5,938 Depreciation and amortization 9,396 6,789 26,952 19,798 Amortization of purchased intangible assets 802 385 2,158 1,154 Pro Forma EBITDA 121,191 79,717 277,652 232,532 Stock-based compensation 6,299 — 13,118 — Acquisition related expenses 984 — 1,303 — Strategic and financial restructuring expenses 733 1,429 3,614 3,347 Gain on sale of investment (37,850) — (37,850) — Other (income) expense, net (52) 5 (56) 5 Pro Forma Adjusted EBITDA $ 91,305 $ 81,151 $ 257,781 $ 235,884 Pro Forma Adjusted EBITDA $ 91,305 $ 81,151 $ 257,781 $ 235,884 Depreciation and amortization (9,396) (6,789) (26,952) (19,798) Amortization of purchased intangible assets (802) (385) (2,158) (1,154) Stock-based compensation (6,299) — (13,118) — Acquisition related expenses (984) — (1,303) — Strategic and financial restructuring expenses (733) (1,429) (3,614) (3,347) Equity in net income of unconsolidated affiliates (3,566) (2,155) (12,171) (8,332) 69,525 70,393 198,465 203,253 Pro forma adjustment for revenue share post-IPO — 29,573 41,263 65,349 Operating income $ 69,525 $ 99,966 $ 239,728 $ 268,602 * Note that actual results are presented for the three months ended March 31, 2014

Fiscal 2014 third-quarter non-GAAP reconciliations (Unaudited, in thousands) 2014* 2013 2014 2013 Reconciliation of Non-GAAP Adjusted Fully Distributed Net Income: Non-GAAP Adjusted Fully Distributed Net Income (pro forma): Net income attributable to shareholders 13,525 $ 4,229 $ 19,453 $ 8,173 $ Pro forma adjustment for revenue share post-IPO — (29,573) (41,263) (65,349) Income tax expense 9,413 1,255 24,461 5,938 Stock-based compensation 6,299 — 13,118 — Gain on sale of investment (37,850) — (37,850) — Acquisition related expenses 984 — 1,303 — Strategic and financial restructuring expenses 733 1,429 3,614 3,347 Net income attributable to noncontrolling interest in Premier LP 87,925 97,260 246,055 264,463 Non-GAAP adjusted fully distributed income before income taxes 81,029 74,600 228,891 216,572 Income tax expense on fully distributed income before income taxes 33,222 30,586 93,845 88,795 Non-GAAP adjusted fully distributed net income (pro forma) 47,807 $ 44,014 $ 135,046 $ 127,777 $ * Note that actual results are presented for the three months ended March 31, 2014 Three Months Ended March 31, Nine Months Ended March 31,